Exhibit 10.1

                                                                          GU 207
                                                                          (6-78)
                                   ENDORSEMENT


This endorsement, effective on 3/06/07 at 12:01 A.M. standard time, forms a part

of Policy No. 00 FA 0241371-07         of the        HARTFORD FIRE INSURANCE CO.


Issued to     IMPERIALI, INC.



                                           /s/ David Zwiener
                                           David Zwiener, President




                       SCHEDULE OF FORMS AND ENDORSEMENTS
--------------------------------------------------------------------------------
CS00H00701   12/05    DEFINITE TERM ENDORSEMENT

CS00H03700   01/05    BRIDGE ENDORSEMENT - DISCOVERY SUPERSEDING LOSS SUSTAINED
                      COVERAGE

CS00H03801   12/05    AMEND GENERAL CONDITION J.4. - EMPLOYEE BENEFIT PLANS

CS00H10500   04/06    AMEND NAMED INSURED TO INCLUDE SUBSIDIARY ENDORSEMENT

CS09H04000   01/05    FLORIDA CHANGES



Rev. Ed. Date (04/02)
GU 207 (6-78)

                                                               ENDORSEMENT NO: 1

This endorsement, effective 12:01 am,    3/06/07                      forms part
of policy number  00 FA 0241371-07

issued to:        IMPERIALI, INC.

by:               HARTFORD FIRE INSURANCE CO.



         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                            DEFINITE TERM ENDORSEMENT

This endorsement modifies insurance provided under the following:

CrimeSHIELD Policy for Mercantile Entities
CrimeSHIELD Policy for Governmental Entities

This endorsement applies to all Insuring Agreements forming part of this Policy.

The Policy is amended as follows:

I. ITEM 3. of the Declarations of this Policy is deleted and replaced by the following:

     ITEM 3. Policy Period: From 12:01 a.m. on 3/06/07 to 12:01 a.m. on 3/06/08
                            Standard time at the mailing address stated in
                            Item 2.

II.  The following additional ITEM is added to the Declarations of this Policy:

     ITEM 7 . Policy Period Premium:     $3, 067.00

III. The Liability of the Company under this Policy shall not be cumulative from Policy Period to Policy Period.




All other terms and conditions remain unchanged.


                                                           /s/ David Zwiener
                                                        David Zwiener, President






Form F-4210-1 (Ed. 12/05)        (C) 2005 The Hartford               Page 1 of 1
CS 00 H007 01 1205

                                                                ENDORSEMENT NO 2

This endorsement, effective 12:01 am,    3/06/07                      forms part
of policy number  00 FA 0241371-07

issued to:        IMPERIALI, INC.

by:               HARTFORD FIRE INSURANCE CO.


         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                               BRIDGE ENDORSEMENT
                  DISCOVERY SUPERSEDING LOSS SUSTAINED COVERAGE

This endorsement modifies insurance provided under the following:

CrimeSHIELD Policy

This endorsement applies to the Policy and all of the Insuring Agreements forming part of this Policy.

PROVISIONS

     If the Policy to which this endorsement is attached has replaced similar prior insurance written by a company other than us, and such other insurance provided a period of time to discover loss occurring prior to the termination or cancellation of that coverage, then, the OTHER INSURANCE General Condition is amended by adding the following:

     3. If a loss is discovered within the period provided by prior insurance to discover losses, we will not pay for such loss unless the amount exceeds the Limit of Insurance under your prior Policy. We will then only pay you for any excess loss subject to the Insuring Agreements, Exclusions and General Conditions of this Policy.

     4. Any payment that we make to you under this insurance shall not exceed the difference between the amount of insurance under your prior Policy and the Limit of Insurance shown in the Declarations and we will not apply our Deductible Amount to any excess loss payment.


All other terms and conditions remain unchanged.


                                                           /s/ David Zwiener
                                                        David Zwiener, President






CS 00 H037 00 0105
Form F-4328-0                                                        Page 1 of 1
                             (C) 1998, The Hartford

                                                               ENDORSEMENT NO: 3

This endorsement, effective 12:01 am,    3/06/07                      forms part
of policy number  00  FA 0241371-07

issued to:        IMPERIALI, INC.

by:               HARTFORD FIRE INSURANCE CO.



         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

              AMEND GENERAL CONDITION J. 4. -EMPLOYEE BENEFIT PLANS

This endorsement modifies insurance provided under the following:

CrimeSHIELD Policy for Mercantile Entities

This endorsement applies to Section II. INSURING AGREEMENTS, A. INSURING AGREEMENT 1. - EMPLOYEE THEFT.

SECTION VI. GENERAL CONDITIONS, J. 4. EMPLOYEE BENEFIT PLANS, is hereby deleted in its entirety and replaced with the following:

This Policy insures any Employee Welfare or Pension Benefit Plan which is sponsored by one or more of the Named Insureds for loss through fraud or dishonesty as defined in Section 2580.412-9 of the Employee Retirement Income Security Act (ERISA) as amended.

In no event shall coverage for any Plan, whether specifically named as an additional Insured or not, be more than the Limit of Insurance shown on the Declarations under Item 4., Coverages, Limits of Insurance and Deductibles, Insuring Agreements Forming Part of This Policy, 1. Employee Theft.





All other terms and conditions remain unchanged.


                                                           /s/ David Zwiener
                                                        David Zwiener, President






F-5011-1 (Ed. 12/05)              (C) 2005 The Hartford              Page 1 of 1
CS 00 H038 01 1205

                                                               ENDORSEMENT NO: 4

This endorsement, effective 12:01 am,       3/06/07                   forms part
of policy number  00  FA 0241371-07

issued to:        IMPERIALI, INC.

by:               HARTFORD FIRE INSURANCE CO.



         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

              AMEND NAMED INSURED TO INCLUDE SUBSIDIARY ENDORSEMENT

This endorsement modifies insurance provided under the following:

CrimeSHIELD Policy for Mercantile Entities

This endorsement applies to all Insuring Agreements forming part of this Policy.

The policy is amended as follows:

I. Section VII. DEFINITIONS of this Policy is amended to include the following definition:

     "named Insured" means any entity named in ITEM I of the Declarations of this Policy; and any "Subsidiary" in existence as of the inception date of this Policy or formed by you during the Policy Period.

II. Section VII. DEFINITIONS of this Policy is amended to include the following definition:

     "Subsidiary" means any:

     1. corporation in which any "named Insured" owns, controls or operates, directly or indirectly, 50% or more of the outstanding securities representing the right to vote for the election of the board of directors of such corporation;

     2. limited liability company in which and so long as the "named Insured" owns, controls or operates, directly or indirectly, the right to elect, appoint or designate more than 50% of such entity's managers; or

     3. corporation operated as a joint venture in which and so long as the "named Insured" owns, controls or operates, directly or indirectly, 50% or more of the issued and outstanding voting stock and which, pursuant to a written agreement with the owner(s) of the remaining issued and outstanding voting stock of such corporation, the "named Insured" solely controls the management and operation of such corporation; or

     4. limited partnership so long as the "named insured" is a general partner, solely controlling the management and operation of such limited partnership.

     With respect to any "Subsidiary" which is a joint venture, limited liability company or limited partnership, loss occurring as a result of "theft" by "employee(s)" shall apply only if such loss results directly from "theft" by "employee(s)" of the "named insured." Loss occurring as a result of "theft" by employee(s) of other joint venture, limited liability company or limited partnership participants is not covered under Employee Theft Insuring Agreement 1 of this Policy.

III. Section VI. GENERAL CONDITIONS, G. CONSOLIDATION OR MERGER of this Policy is deleted and replaced with the following:

CS 00 H105 00 0406
F-5101-0                       (C) 2006, The Hartford                Page 1 of 2

                                                               ENDORSEMENT NO: 4

     G.   CONSOLIDATION OR MERGER OR ACQUISITION

          If during the Policy Period as set forth in Item 3 of the Declarations, the "named Insured" acquires, consolidates or merges with another entity such that the "named Insured" is the surviving entity:

          1. you must give us written notice and obtain our written consent to extend this insurance to such additional entity. We may condition our consent upon payment of an additional premium; but there shall only be a premium charge if such merger, consolidation or acquisition results in a 15%, or greater, increase in the number of "employees", assets or revenues acquired through the merger, consolidation or acquisition.

          2. For the first 60 days after the effective date of such consolidation, merger or acquisition of assets or liabilities, any insurance afforded for "employees" or "premises" also applies to these additional "employees" or "premises" for acts committed within this 60 day period.

Section VI. GENERAL CONDITIONS is amended by adding the following additional condition:

CESSATION OF SUBSIDIARIES

If before or during the Policy Period an entity ceases to be a "Subsidiary", coverage with respect to such "Subsidiary" shall continue until termination of this Policy but only with respect to loss sustained through acts or events committed or occurring prior to the date such entity ceased to be a "Subsidiary" and subject to the provisions of Section VI. GENERAL CONDITIONS, paragraph H. DISCOVERY.




All other terms and conditions remain unchanged.


                                                           /s/ David Zwiener
                                                        David Zwiener, President






CS 00 H105 00 0406
F-5101-0                       (C)2006, The Hartford                  Page 2of 2

                                                               ENDORSEMENT NO: 5

This endorsement, effective 12:01 am,    3/06/07                      forms part
of policy number  00  FA 0241371-07

issued to:        IMPERIALI, INC.


by:               HARTFORD FIRE INSURANCE CO.



         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                                 FLORIDA CHANGES

This endorsement modifies insurance provided under the following:

CrimeSHIELD POLICY

A. The following General Conditions in the Policy are deleted in their entirety and replaced with the following:

     CANCELLATION

     a. The first named Insured shown in the Declarations may cancel this Policy by mailing or delivering to us advance written notice of cancellation.

     b.1. CANCELLATION FOR POLICIES IN EFFECT 90 DAYS OR LESS

          If this Policy has been in effect for 90 days or less, we may cancel this Policy by mailing or delivering to the first named Insured written notice of cancellation, accompanied by the reasons for cancellation, at least:

          (1) 10 days before the effective date of cancellation if we cancel for nonpayment of premium.

          (2) 20 days before the effective date of cancellation if we cancel for any other reason, except we may cancel immediately if there has been:

               (a)  A material misstatement or misrepresentation; or

               (b) A failure to comply with underwriting requirements established by the insurer.

     b.2. CANCELLATION FOR POLICIES IN EFFECT FOR MORE THAN 90 DAYS

          If this Policy has been in effect for more than 90 days, we may cancel this Policy only for one or more of the following reasons:

          (1)  Nonpayment of premium;

          (2)  The Policy was obtained by a material misstatement;

          (3) There has been a failure to comply with underwriting requirements within 90 days of the effective date of coverage;

          (4) There has been a substantial change in the risk covered by the Policy; or

CS  09 H040 00 0105
Form F-4269-0                                                        Page 1 of 3
                             (C) 1998, The Hartford
        Includes copyrighted material of Insurance Services Office, Inc.
                              with its permission
            (C)copyright, Insurance Services Office, Inc., 1986, 1994

                                                               ENDORSEMENT NO: 5

          (5) The cancellation is for all insureds under such policies for a given class of insureds.

               If we cancel this Policy for any of these reasons, we will mail or deliver to the first named Insured written notice of cancellation, accompanied by the reasons for cancellation, at least:

               (a) 10 days before the effective date of cancellation if cancellation is for the reason stated in b.2.(1) above; or

               (b) 45 days before the effective date of cancellation if cancellation is for the reasons stated in b.2.(2), (3), (4) or (5) above.

     c. We will mail or deliver our notice to the first named Insured's last mailing address known to us.

     d. Notice of cancellation will state the effective date of cancellation. The Policy Period will end on that date.

     e. If this Policy is canceled, we will send the first named Insured any premium refund due. If we cancel, the refund will be pro rata. If the first named Insured cancels, the refund may be less than pro rata. The cancellation will be effective even if we have not made or offered a refund.

     f. If notice is mailed, proof of mailing will be sufficient proof of notice.

     CHANGES

     This Policy contains all the agreements between you and us concerning the insurance afforded. The first named Insured shown in the Declarations is authorized on behalf of all Insureds to agree with us on changes in the terms of this Policy. If the terms are changed, the changes will be shown in an endorsement issued by us and made a part of this Policy.

     EXAMINATION OF YOUR BOOKS AND RECORDS

     1. We may examine and audit your books and records as they relate to this Policy at any time during the Policy Period and up to three years afterward.

     2. We may do the same as to the books and records of any organization you newly acquire or form that is deemed to be a named Insured under this Policy.

     INSPECTIONS AND SURVEYS

     1.   We have the right but are not obligated to:

          a.   Make inspections and surveys at any time;

          b.   Give you reports on the conditions we find; and

          c.   Recommend changes.

     2. Any inspections, surveys, reports or recommendations relate only to insurability and the premiums to be charged. Such inspections are not safety inspections. We do not undertake any duty to provide for the health and safety of any person. And we do not represent or agree that conditions:

          a.   Are safe or healthful; or


CS  09 H040 00 0105
Form F-4269-0                                                       Page 2 of 3
                             (C) 1998, The Hartford
        Includes copyrighted material of Insurance Services Office, Inc.
                               with its permission
            (C)copyright, Insurance Services Office, Inc., 1986, 1994

                                                               ENDORSEMENT NO: 5

          b.   Comply with laws, regulations, codes or standards.

     3. This condition applies not only to us, but also to any rating, advisory, rate service or similar organization which makes insurance inspections, surveys, reports or recommendations on our behalf.

     LEGAL ACTION AGAINST US

     You may not bring any legal action against us involving loss:

     1.   Unless you have complied with all the terms of this insurance.

     2.   Until 90 days after you have filed proof of loss with us; and

     3.   Unless brought within 5 years from the date you discover the loss.

     PREMIUMS

     The first named Insured shown in the Declarations:

     1.   Is responsible for the payment of all premiums; and

     2.   Will be the payee for any return premiums we pay.

B.   Paragraph b. and c. of the NONRENEWAL General Condition are replaced by:

     b. If we decide not to renew this Policy we will mail or deliver to the first named Insured written notice of nonrenewal, accompanied by the reason for nonrenewal, at least 45 days prior to the expiration of this Policy.

     c. Any notice of nonrenewal will be mailed or delivered to the first named Insured's last mailing address known to us. If notice is mailed, proof of mailing will be sufficient proof of notice.




All other terms and conditions remain unchanged.


                                                           /s/ David Zwiener
                                                        David Zwiener, President






CS 09 H040 00 0105
Form F-4269-0                                                        Page 3 of 3
                             (C) 1998, The Hartford
        Includes copyrighted material of Insurance Services Office, Inc.
                               with its permission
            (C)copyright, Insurance Services Office, Inc., 1986, 1994

                   IMPORTANT NOTICE FOR FLORIDA POLICYHOLDERS



If you would like to present inquiries or obtain information about coverage or obtain assistance in resolving a complaint, please contact YOUR HARTFORD AGENT, or you may contact The Hartford at the number stated below.



SERVICING OFFICE:

 HARTFORD INSURANCE GROUP
 50 GLENLAKE PARKWAY
 ATLANTA, GEORGIA 30328
 TELEPHONE:  (770) 730-3348





Written correspondence is preferable so that a record of your inquiry is maintained.



PLEASE BE SURE TO INCLUDE YOUR POLICY NUMBER IN ANY CORRESPONDENCE.





CS 09 H039 00 0105
Form F-4270-0                                                        Page 1 of 1
                             (C) 1998, The Hartford
         00  FA 0241371-07   3/06/07

                                                                          [LOGO]

                                 FLORIDA NOTICE

             FLORIDA HURRICANE CATASTROPHE FUND EMERGENCY ASSESSMENT


The Florida Office of Insurance Regulation has levied an emergency assessment on direct written premiums for all property and casualty fines of business in Florida.


This emergency assessment is to fund obligations, costs and expenses of the Florida Hurricane Catastrophe Fund and the Florida Hurricane Catastrophe Fund Corporation.


This emergency assessment is 1%, and applies to all subject policies and bonds or endorsements effective on or after January 1, 2007.


We are required by statute and order to collect this emergency assessment and remit it to the State.


This assessment for your policy or bond appears as FHCF EMER ASSESS.












Form /FL4887                                                         Page 1 of 1
HR 09 H085 00 0806             (C) 2006, The Hartford

        00 FA 0241371-07     3/06/07

                             CLAIMS INQUIRIES NOTICE




Hartford Fire Insurance Company          Twin City Insurance Company

Hartford Casualty Insurance Company      Hartford Insurance Company of Illinois

Hartford Accident and Indemnity          Hartford Insurance Company of the
Company                                  Midwest

Hartford Underwriters Insurance          Hartford Insurance Company of the
Company                                  Southwest


Please address inquiries regarding Claims for all surety and fidelity products issued by The Hartford's underwriting companies to the following:


Phone Number:              888-266-3488
Fax - Claims:              860-757-5835 or 860-547-8265
Email:                     bond.claims@thehartford.com


Mailing Address:           The Hartford
                           BOND, T-4
                           690 Asylum Avenue
                           Hartford, CT 06115





CS 00 H084 00 1105              (C) 2005, The Hartford               Page 1 of 1
           00 FA 0241371-07       3/06/07